UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
February 7, 2006
(Date of earliest event reported)

ULTRA PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	0-29370	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

363 N. Sam Houston Parkway East Suite 1200 Houston, Texas 77060
(Address of principal executive offices, including zip code)

(281) 876-0120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Results of Operations and Financial Condition

Item 2.02.  Results of Operations and Financial Condition

          The following information is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

          On February 7, 2006, Ultra Petroleum Corporation issued the press release attached as Exhibit 99.1 providing information regarding the company’s operating results for the twelve-month period and the quarter ended December 31, 2005.  A telephone conference call relating to the press release will be held on February 8, 2006 as previously announced, and is broadly accessible to the public.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

          (d)     Exhibits

Exhibit Number	Title of Document

99.1	Press release dated February 7, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORPORATION

February 7, 2006	By:	/s/ Michael D. Watford

	Name:	Michael D. Watford
	Title:	Chairman, President & Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated February 7, 2006